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                                                                   Exhibit 10.01

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Commission.


              SECOND AMENDMENT TO PHARMACEUTICAL SERVICES AGREEMENT

    This Second Amendment to Pharmaceutical Services Agreement ("Second Amendment") is between Kmart Corporation ("Kmart") and Cardinal Health* (consisting of those corporate entities defined as such on the signature page) (collectively, "Cardinal").

                             Background Information

A. Kmart and Cardinal are parties to a Pharmaceutical Services Agreement dated as of August 1, 1996 (the "Pharmaceutical Services Agreement"). The Original Agreement was amended by an Addendum No. 1 to Pharmaceutical Services Agreement dated as of April 30, 1999 (the "Addendum No. 1"). The Pharmaceutical Services Agreement and the Addendum No. 1 are collectively referred to as the "Original Agreement".

B. Kmart and Cardinal each desire to amend the Original Agreement as described in this Second Amendment (this Second Amendment together with the Original Agreement, the "Agreement").

                             Statement of Agreement

         Cardinal and Kmart (the "Parties") each acknowledge the accuracy of the Background Information and hereby agree as follows:

1.  Service Level.

         (a) The second paragraph of section 1 is deleted in its entirety and replaced with the following:

             Cardinal will exercise all commercially reasonable efforts to provide Kmart with an aggregate adjusted service level ("Service Level") on all Rx Products as further described in the Section 1 Disclosure Schedule. Cardinal will provide Kmart with a Service Level report following the end of each month by Cardinal distribution center (each report to provide a statement of Service Level on a Store-by-Store basis) and upon Kmart's reasonable request, Cardinal will provide up to 12 company-wide Service Level reports per Contract Year.

    Throughout this Second Amendment, the term "Contract Year" means each consecutive twelve (12) month period beginning on the first day of the calendar month following the Effective Date, and the term "Contract Quarter" means each consecutive three (3) month period beginning on the first day of the calendar month following the Effective Date.

         (b) The Section 1 Disclosure Schedule is deleted in its entirety and replaced by the Section 1 Disclosure Schedule attached to this Second Amendment.

2. Inventory Turns and Inventory Management System. Section 5(b) (as modified by the Addendum No. 1) is deleted in its entirety and replaced with the following new Section 5(b):

                  (i) Inventory Turns Schedule. Each month, Cardinal will compile an inventory turns schedule that records the activities that affect the value of the Consigned Inventory,
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         such as Rx Product delivered to Kmart, payments made by Kmart, a calculation of the number of inventory turns (as further described in subsection (ii) below), Shrink (as described in section 11), dispensed Rx Product, overstock returns, outdate returns, and any other relevant information (the "Inventory Turns Schedule"). An example of the Inventory Turns Schedule is attached as the Section 5 Disclosure Schedule. Each [***], the Parties agree to reconcile the inventory balances maintained by each Party in their financial records in the aggregate to the Inventory Turns Schedule. All adjustments (other than Shrink) that result from such reconciliation will be paid to the applicable Party within [***] following the end of each [***].

                  (ii) Inventory Turns. The Parties acknowledge and agree that the purchase price for Consigned Inventory sold to Kmart is based on Kmart achieving a certain number of inventory turns each Contract Quarter (expressed as an annualized figure) (the "Inventory Turns Target"). In the event that Kmart achieves inventory turns of at least [***], Cardinal's sole remedy is the [***] defined below. The Inventory Turns Target will increase from [***] in accordance with the following schedule:

              -------------------------------------------------------------
              CONTRACT QUARTER                       INVENTORY TURNS TARGET
              -------------------------------------------------------------
              First Contract Quarter                       [***]
              -------------------------------------------------------------
              Second Contract Quarter                      [***]
              -------------------------------------------------------------
              Third Contract Quarter                       [***]
              -------------------------------------------------------------
              Fourth Contract Quarter                      [***]
              -------------------------------------------------------------
              Each Contract Quarter thereafter             [***]
              -------------------------------------------------------------

                  Kmart may elect to implement a central inventory management program (the "Inventory Management System") to manage the ordering process for the Consigned Inventory for the Stores. On and after the Effective Date, if Kmart elects to implement the Inventory Management System, each Party will bear its own costs to implement and use the Inventory Management System. If Kmart elects to implement Cardinal's central inventory management system to interface with Kmart's existing PDX inventory capabilities, Cardinal will bear the initial cost of implementation (including only the software license fee and PDX's consulting services to implement the software, but excluding training) up to $[***]. This payment, if made, is a "discount or other reduction in price" as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). Kmart will disclose such payment and any other "discounts or other reductions in price" received by Kmart from Cardinal under any state or federal program which provides cost or charge-based reimbursement to Kmart for the Merchandise purchased by Kmart from Cardinal or as otherwise requested by a government agency. Kmart will use its best efforts to minimize all such costs to Cardinal, including but not limited to, negotiating a software license fee and consulting fees reasonably acceptable to Cardinal. If Kmart elects to implement the Inventory Management System, Cardinal and Kmart will work together to develop a procedures manual for operating the Inventory Management System.

                  Cardinal will calculate the number of inventory turns each Contract Quarter, on an annualized basis, in accordance with generally accepted accounting principles and as illustrated in the Inventory Turns Schedule attached as the Section 5 Disclosure Schedule. If for any Contract Quarter the actual inventory turns achieved is less than the

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         Inventory Turns Target, on an annualized basis, [***] (the "[***]"), as further described below. In the event that the actual inventory turns achieved for any Contract Quarter [***][***], on an annualized basis, [***], as further described below.

                  The [***] will be calculated as follows: [***].

                  (iii) Pricing Updates; Payment Data. Cardinal will provide at its sole cost and expense, item catalog and pricing information to Kmart in the same or substantially the same electronic data interchange format as provided as of the Effective Date. This item catalog will serve as the source for product cost information used to determine the payment amounts due to Cardinal. Kmart will make available to Cardinal information necessary to reconcile dispensing activity with the payment made to Cardinal. This information will be made available at [***] sole cost and expense, in the same or substantially the same electronic data interchange format as provided as of the Effective Date.

3.  Purchase Price.

         (a) Section 7 is deleted in its entirety and replaced with the following:

                  The purchase price for Merchandise purchased under this Agreement will be Cardinal's Cost [***] shown in the Cost of Goods described in the section 7 Disclosure Schedule (the "Cost of Goods"). The term "Cardinal's Cost" for Rx Products means the manufacturer's published wholesale acquisition cost ("WAC") on the date the prescription is sold by the Stores. For purposes of this Agreement, a prescription is sold on the date the prescription is [***]. The term "Cardinal's Cost" for Non Rx Products means WAC on the date the Non Rx Products are invoiced by Cardinal.

                  The Cost of Goods for selected Merchandise, including but not limited to, Merchandise [***],[***] will be [***]. Merchandise described in this paragraph is sometimes referred to as "Specially Priced Merchandise".

                  Cardinal will recognize and administer manufacturer contracts between Kmart and any branded manufacturer (collectively, "Manufacturer Contracts") subject to their continued validity in accordance with applicable laws and subject to such credit considerations concerning the applicable manufacturers as Cardinal may reasonably consider appropriate; however, if manufacturers' chargebacks for contract items submitted by Cardinal are disallowed, uncollectable, or irreconcilable, then the applicable charge will be billed back to Kmart and paid by Kmart within [***] of notice of the applicable charge. Cardinal reserves the right, at any time, to decline to sell or carry any manufacturer's merchandise, based upon credit considerations deemed relevant to Cardinal, commensurate with Cardinal's customary business practices applicable to all manufacturers. Kmart will notify Cardinal of all Manufacturer Contracts effective as of the Effective Date, all new Manufacturer Contracts entered into after the Effective Date, and all renewals, replacements or terminations of Manufacturer Contracts. The terms of each such Manufacturer Contract (including modifications, renewals, and replacements) will become effective no later than three
         (3) business days following Cardinal's receipt of verification from the applicable manufacturer of the new terms. Failure to comply with these notice requirements will entitle Cardinal to discontinue the service level

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
         provisions herein until thirty (30) days after delivery of accurate usage data for the new items.

         (b) The Section 7 Disclosure Schedule (as modified by Addendum No. 1) is deleted in its entirety and replaced by the Section 7 Disclosure Schedule attached to this Second Amendment.

4. Payment Terms. Section 8 (as modified by Addendum No. 1) is deleted in its entirety and replaced by the following:

         (a) For Non Rx Products. Cardinal will produce and transmit to Kmart on a [***] basis a consolidated statement with invoice level detail on tape for all Store purchases invoiced by Cardinal during the preceding [***] days. For purchases invoiced Thursday through [***], Cardinal will issue its statement on the following [***] and payment of such statement must be received by Cardinal no later than noon (Dublin, Ohio time) on the [***] following such [***] (such [***], the "Non Consigned Merchandise Prompt Payment Date") in good funds transferred via ACH or federal funds wire transfer to such bank account as Cardinal may from time to time designate in writing to Kmart or other payment method agreed to by the Parties. Should such [***] be a bank holiday, payment must be so received by noon (Dublin, Ohio time) on the following [***]. (For example, for purchases [***],[***] through [***],[***], the statement would be issued [***],[***], and payment must be received via ACH or federal funds wire transfer or other payment method agreed to by the Parties no later than noon (Dublin, Ohio time) on [***],[***]. If [***],[***] is a bank holiday, the payment must be received via ACH or federal funds wire transfer or other payment method agreed to by the Parties no later than noon (Dublin, Ohio time) on [***],[***]).

         (b) For Consigned Inventory. Payment by Kmart for Rx Products will be made in good and usable funds on the [***] following the day on which the prescription is sold by the Stores, based on the dispensing data
         (PDX) received at Kmart's Headquarters from the Stores (such [***] day, the "Consigned Merchandise Prompt Payment Date", and, together with the Non Consigned Merchandise Prompt Payment Date, the "Prompt Payment Date"). In consideration for the change in Consigned Merchandise Prompt Payment Date contained in the Addendum No. 1, Kmart paid Cardinal an additional [***]. Both Parties acknowledge that Cardinal currently holds $[***] which Cardinal will return to Kmart promptly upon termination of this Agreement after all amounts outstanding have been paid to Cardinal in full. The sale of Consigned Inventory will be based on the dispensing data received at Kmart's Headquarters from the Stores.

                  Kmart will not take any deductions from amounts due Cardinal, unless authorized by Cardinal. Without limiting Cardinal's rights under law or in equity, from and after the Effective Date, Cardinal and its affiliates, parent or related entities, collectively or individually, may exercise a right of set-off or recoupment against any and all amounts due Kmart from and after the Effective Date. For purposes of this section 8, Cardinal, its affiliates, parent or related entities will be deemed to be a single creditor.

         (c) Method of Payment; Financial Information. All payments for Merchandise will be made by Kmart via ACH or federal funds wire transfer or other method agreed to by the Parties so as to provide Cardinal with good and usable funds on or before the applicable

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         due date. Cardinal retains the right to refuse orders and suspend deliveries of all or any part of the orders placed under this Agreement if Kmart fails to make any payment to Cardinal in accordance with the provisions of this Agreement. The parties acknowledge that Cardinal is not required to provide Kmart with notice or a right to cure pursuant to section 20 prior to exercising the foregoing rights. Kmart will provide Cardinal with financial information as reasonably requested by Cardinal, including but not limited to [***].

5.  Repackaged Drug Products.

         (a) Section 9 is deleted in its entirety and replaced with the following:

                  During the term of this Agreement, Cardinal will make available to Kmart its full line of Repackaged Drug Products, and Kmart will obtain from Cardinal (pursuant to the consignment provisions contained herein and in the Purchase and Consignment Agreement) all Repackaged Drug Products for the Stores as mutually selected by Kmart and Cardinal. Kmart will participate in Cardinal's automatic substitution program. Cardinal will pay a rebate on [***] as specified in the section 9 Disclosure Schedule.

         (b) The Section 9 Disclosure Schedule is deleted in its entirety and replaced with the Section 9 Disclosure Schedule attached to this Second Amendment.

6. Consigned Inventory Shrink and Inflation. Section 11 (as modified by the Addendum No. 1) is deleted in its entirety and replaced with the following:

         (a) Consigned Inventory Shrink. Damage or loss of Consigned Inventory by casualty or shrinkage due to theft or other unexplained loss (collectively, "Shrink") will be calculated as follows: Kmart will conduct a physical inventory of each Store [***], including the will-call bin, and upon closure of any Store. Within [***] days following the Effective Date, Kmart and Cardinal will develop mutually acceptable written procedures for managing Kmart's will-call bin inventories. Kmart has developed, and will continue to follow, a schedule for each month that identifies certain Stores that will be subject to a physical inventory during such month, so that each Store has conducted [***] physical inventory each [***]. Kmart acknowledges that it has customarily conducted annual physical inventories at approximately [***]% of its Stores, and Kmart will continue during the Term of this Agreement to conduct [***] physical inventories at its Stores in a manner and according to a schedule consistent with its historical practice (the "Inventory Practice"). If Kmart does fails to comply with its Inventory Practice during any [***], then (i) Cardinal may conduct inventories consistent with the Inventory Practice, and Kmart will provide Cardinal with access to the Stores that have not been inventoried during the immediately preceding [***] for purposes of conducting such inventories, and (ii) [***] will [***] for [***] to conduct such inventories, and (iii) [***] will [***] for each [***] during the [***] in which Kmart did not conform to its Inventory Practice (which equals the estimated Shrink for [***] for [***] in which Kmart fails to meet the Inventory Practice) within [***] of Cardinal's request therefor, and such [***] will be included in the applicable [***] reconciliation, described below. Within [***] of the end of each [***], Kmart will provide the results of such physical inventories to Cardinal. Kmart will use the results in its [***] reconciliation of the ending Consigned Inventory for the Stores that conducted their [***] inventory, as further described in this section. If Consigned Inventory is damaged or lost due to

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
         Shrink, then Kmart will treat such product as having been sold or dispensed and the Parties will include the amount due to Cardinal for such product in calculating any net underpayment or overpayment. If reconciliation reflects a shortage or overage in the Consigned Inventory (by comparing the result of the physical inventory to Kmart's adjusted book value of the Consigned Inventory), then such amount will be calculated and carried over to [***]. In addition to the foregoing, Kmart will pay Cardinal for any other differences in the aggregate between the Inventory Turns Schedule and Kmart's financial records. Any net overpayments or underpayments determined to be owed based upon such reconciliations (which is intended to include the Shrink resulting from the annual physical inventories of Stores taken during the then-current quarter) will be paid by/to the applicable Party within [***] following the [***].

         (b) Inflation. [***] is entitled to [***] all price inflation on the Consigned Inventory. The value of inflation on the Consigned Inventory will be the amount shown on each Inventory Turns Schedule.

                  The inflation calculation methodology used prior to implementation of the Inventory Management System will continue to be used in each Store unless and until such Store implements the Inventory Management System. If a Store implements the Inventory Management System, inflation will be calculated for such Store based upon [***] for such Store by multiplying any change in price of any Rx Product by [***]. The foregoing methodology for calculating inflation will become effective for each Store on the first day of the month following the implementation of the Inventory Management System. The amount of the calculated daily changes for each month will be [***] for that month and [***]. Cardinal will calculate and forward the results of the calculation to Kmart by Store.

7. Generic Alliance. The Section 14 Disclosure Schedule is deleted in its entirety and replaced by the Section 14 Disclosure Schedule attached to this Second Amendment.

8.  Returns of Merchantable and Unmerchantable Rx Products and Non Rx Products.

         (a) The third paragraph of section 16(b) is deleted in its entirety and replaced with the following:

                  All Rx Products (whether Unmerchantable or Merchantable) delivered to the Designated Processor will be treated as having been sold or dispensed by Kmart. The aggregate purchase price for all Rx Products processed through the Designated Processor will be calculated by [***] processed by the Designated Processor (the [***]), subject to verification by both Parties. Each Party will adjust book inventory to reflect the [***] as soon as it is verified by both Parties. [***]. Kmart will pay Cardinal an amount equal [***], in good and usable funds on or before the [***] of each [***]. On a monthly basis, the parties will reconcile the aggregate credit received from manufacturers against the [***]. Each [***], the Parties will settle the cumulative reconciliation as of [***], as follows: on the [***] day following each [***], the Party owing the other Party as a result of the cumulative [***] reconciliations as of [***] will pay the non-owing Party. Such reconciliation will include all applicable credit memoranda and other credits received, as well as all other deductions taken by Cardinal on behalf of Kmart or reversed by the manufacturers. A final reconciliation of the aggregate credit received from manufacturers against the [***] will be performed and completed within [***] days

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         of the termination date of this Agreement. The Party owing the other
         Party as a result of the final reconciliation will pay the non-owing Party within [***] days following completion of such final reconciliation. Credit (evidenced by credit memoranda or otherwise) for manufacturers who are in bankruptcy will not be credited for purposes of calculating the [***]. Cardinal will use all reasonable efforts to work with any manufacturer in bankruptcy to recognize value on behalf of Kmart from such manufacturer for returned Rx Product.

         (b) Section 16(c) (as modified by the Addendum No. 1) is deleted in its entirety and replaced with the following:

                  Kmart has notified Cardinal of Kmart's choice of Designated Processor, and will notify Cardinal of any change to Kmart's named Designated Processor. Kmart will forward all Unmerchantable Non Rx Products and Unmerchantable Rx Products (collectively, "Unmerchantable Products") directly to the Designated Processor and not to Cardinal, at Kmart's expense. Cardinal will return to Kmart any Unmerchantable Products forwarded to Cardinal from Kmart.

         (c) The Section 16 Disclosure Schedule is modified as provided in the
Section 16 Disclosure Schedule attached to this Second Amendment.

9.  Term.

         (a) The first paragraph of Section 20 (as modified by the Addendum No. 1) is deleted in its entirety and replaced with the following:

                  The term of the Agreement will extend for fifty-four (54) months (the "Term") with the option to extend the term for successive additional periods of [***] upon the mutual written consent of the Parties. Promptly following the termination of this Agreement, Kmart will return to Cardinal all order entry devices, and other hardware, software or equipment provided by Cardinal and not purchased and paid for by Kmart. Either Party may effect an early termination of this Agreement for cause by giving written notice to the other Party of the occurrence of a material breach of this Agreement (which notice shall specify the nature of such breach) and the failure of the other Party to cure or commence in good faith the cure of such breach within [***] days of receipt of such notice (the "Cure Period"); provided, however, in the event Cardinal is in breach and fails to cure such breach by the [***] day of the Cure Period, Kmart shall provide a provisional notice of termination for cause to Cardinal whereby Kmart may terminate this Agreement [***] days after the date of the provisional notice unless Cardinal cures its material breach by the expiration of the Cure Period, in which case the provisional notice will be null and void. In addition, Kmart may elect to terminate this Agreement immediately if Cardinal (1) becomes insolvent or is unable to pay its debts as they become due or admits in writing its inability to pay its debts as they become due, (2) makes a general assignment for the benefit of its creditors, (3) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or seeking any other relief under any bankruptcy or insolvency law, (4) liquidates its assets or winds-up its business (5) has a secured party or lien creditor take possession of all or a material portion of its assets, or
         (6) suffers a material adverse change in its financial condition. Cardinal may elect to terminate this Agreement immediately if in connection with the Kmart Chapter 11 case (the "Chapter 11 Case") which is pending in the United States

7
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         Bankruptcy Court for the Northern District of Illinois, Eastern
         Division (the "Bankruptcy Court"); (i) a chapter 11 trustee is appointed; (ii) the Chapter 11 Case is dismissed or converted to a case under chapter 7 of the Bankruptcy Code; (iii) the Bankruptcy Court determines that Kmart's bankruptcy estate is administratively insolvent; (iv) a chapter 11 liquidating plan is confirmed by the Bankruptcy Court; or (v) upon issuance of a notice of acceleration resulting from an Event of Default (as defined in the DIP Credit Agreement, defined below) under the Revolving Credit and Guaranty Agreement among Kmart, its subsidiaries, and certain banks and other lenders dated as of January 22, 2002, as amended, modified or replaced from time to time (the "DIP Credit Agreement"), by the Agent for the lenders. After confirmation of a plan of reorganization in the Chapter 11 Case, Cardinal may elect to terminate this Agreement immediately if any of the circumstances in (1) through (6) above occur with respect to Kmart.

         (b) The second paragraph of Section 20 is deleted in its entirety and replaced with the following:

                  Notwithstanding the above, Kmart reserves the right, at any time to effect an early termination of this Agreement without cause, and without further liability to Cardinal except amounts owed under this Agreement. Notwithstanding the above, Cardinal reserves the right, at any time following confirmation and consummation of a plan of reorganization in the Chapter 11 Case, to effect an early termination of this Agreement without cause, and without further liability to Kmart except amounts owed under this Agreement. In order to effect such an early termination under this paragraph, a Party will be required to give written notice to the other not less than [***] prior to the effective date of the early termination.

         (c) Notwithstanding anything herein to the contrary, including but not limited to, section 18, if this Agreement terminates prior to the end of the Term for any reason (other than Cardinal's early termination without cause), Kmart will refund to Cardinal the Inventory Write-Down as further described on the section 20 Disclosure Schedule.

10. Kmart Acquisition/Divestiture of Pharmacies. The following is added to
Section 23:

                  Cardinal will purchase the Rx Products owned by each Acquired Pharmacy within [***] following the date on which Cardinal receives notice and confirmation that the acquisition has been completed, documentation from Kmart evidencing unencumbered title, and a physical count report certified by Kmart, in form and content comparable to the Purchase and Consignment Agreement and reasonably acceptable to Cardinal. Kmart will not deduct the amount of the purchase price from amounts otherwise due Cardinal unless Cardinal has not paid such amount to Kmart as provided herein. Kmart will provide Cardinal with [***] of the closing or sale of any Store, and will provide Cardinal with information as requested by Cardinal regarding the disposition of the Merchandise within such Store. Upon closure or sale of any Store, Kmart will pay Cardinal, in accordance with the terms of this Agreement, for all Merchandise (which expressly includes Consigned Inventory, which will be treated as if it was dispensed) that is sold or otherwise transferred to a third party unrelated to Kmart, and will notify Cardinal of any transfers of Merchandise to other Stores in accordance with section 4(c) of this Agreement.

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11.  Notices. Section 26 is amended to provide that notice to Cardinal will be addressed to the following:

                  Cardinal
                  7000 Cardinal Place
                  Dublin, Ohio 43017
                  Attention:  General Counsel
                  Facsimile Number:  614-757-8919

12. Confidentiality. Except as expressly provided in section 17 below, or, upon prior notice to Cardinal, as necessary to obtain the Bankruptcy Court's approval of this Agreement, including, but not limited to, sharing this Agreement with the three, official committees appointed in the Chapter 11 Case, or as otherwise may be required to be disclosed by order of the Bankruptcy Court in the Chapter 11 Case or by any other state or federal court in any proceeding involving the Parties (or, if only one Party is a named party, the other Party has been given reasonable notice of such proceeding), each Party shall maintain the confidentiality of the terms and conditions hereof and any financial information exchanged including, but not limited to, the financial information provided by Kmart pursuant to Section 8(c), throughout the term of this Agreement and for a period of two (2) years thereafter.

13. Acknowledgement of Security Interest in Rx Products and Proceeds; Miscellaneous. This Second Amendment does not constitute a renewal, refinance, consolidation, novation, satisfaction, release, or extinguishment of any obligations existing under the Purchase and Consignment Agreement between the Parties dated as of August 1, 1996 (the "Purchase and Consignment Agreement") or the Original Agreement, and Kmart hereby acknowledges and agrees that nothing herein is intended to amend or alter in any way, Cardinal's consignment and security interest in and to the Consigned Inventory and any proceeds therefrom (including, but not limited to, accounts receivable generated from the dispensing or sale of Consigned Inventory) that are the subject of this Agreement and the Purchase and Consignment Agreement, which will remain in full force and effect as security for all obligations of Kmart under this Agreement and the Purchase and Consignment Agreement other than the purchase price for Non-Rx Products. All capitalized terms contained in this Second Amendment but not defined herein will have the same meaning as that set forth in the Original Agreement or in the Purchase and Consignment Agreement, as the case may be. Except to the extent otherwise set forth in this Second Amendment, the terms, conditions and provisions of the Original Agreement are unchanged and remain in full force and effect.

14. Reconciliation of Outstanding Amounts; Inventory Reconciliation. On the first business day following the Effective Date of this Second Amendment, Kmart shall pay to Cardinal $16,975,663 (the "Outstanding Amount") in satisfaction of certain outstanding obligations (the "Reconciled Items") under this Agreement as of August 31, 2002 (the "Reconciliation Date"), as set forth on a certain schedule dated October 9, 2002. In addition, Kmart hereby acknowledges that the value of all Consigned Inventory in the possession and control of Kmart as of end of contract year 6, July 31, 2002, according to Cardinal's books and records was $[***] (the "CY 6 Inventory Value"), and to the extent that Kmart cannot reconcile its books and records to the CY 6 Inventory Value on or before the Effective Date, Kmart shall pay the shortfall to Cardinal on the first business day following the Effective Date (the "Inventory Shortfall"). Cardinal and Kmart shall, in good faith, endeavor, and cooperate with each other, to reconcile the Inventory Shortfall prior to January 31, 2003. To the extent that the Inventory Shortfall is reduced as a result of that reconciliation, Cardinal will refund to Kmart the reduction in the Inventory

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Shortfall, plus interest at [***]% per annum, on January 31, 2003. To the extent that the Inventory Shortfall increases as a result of that reconciliation, Kmart shall pay such additional amount to Cardinal on January 31, 2003. Kmart also hereby acknowledges and agrees that Cardinal has an Allowed Reclamation Claim
(as defined in the Kmart's Motion filed in the Chapter 11 Case dated January 28,
2002) in the amount of $2,786,710.40.

Upon payment of the Outstanding Amount and the Inventory Shortfall, if any, Kmart and Cardinal shall each release and forever discharge the other, and their directors, officers, employees, agents and successors and assigns from any and all claims, causes of action, liabilities, or damages of any kind related to the Reconciled Items that arose under the Original Agreement in whole or in part on or prior to the Reconciliation Date, except for only (i) inventory shrink occurring or reported since July 31, 2002, which shall be paid in the ordinary course pursuant to Section 11 of the Agreement, (ii) the Allowed Reclamation Claim, which shall be satisfied by Kmart by payment of 75% of the claim no later than November 30, 2002, (iii) the $[***] deposit of Kmart held by Cardinal, which shall be returned to Kmart upon termination of this Agreement and payment of all amounts due Cardinal under this Agreement; (iv) adjustments resulting from the reconciliation of the Inventory Shortfall, as provided in the previous paragraph, which shall be finalized on January 31, 2003; and (v) any unpaid amounts owed to Kmart as a result of the integration of Bindley Western Industries, Inc.'s generic drug purchasing program into Cardinal's.

15. Effective Date of Second Amendment. The terms of this Second Amendment will be effective upon entry of an Order by the Bankruptcy Court presiding over the Kmart Chapter 11 Case authorizing Kmart's assumption of this Agreement and the Purchase and Consignment Agreement and further providing that such agreements will not be assignable by Kmart without the written consent of Cardinal (the "Effective Date").

16. Remedies Upon Default or Termination; Relief from Automatic Stay. Upon the occurrence of (a) any payment default by Kmart under this Agreement or the Purchase and Consignment Agreement, (b) any non-payment default by Kmart under this Agreement or the Purchase and Consignment Agreement which is not cured within any applicable grace period, or (c) any termination of this Agreement by either Party, Cardinal shall be entitled to seek relief from the Bankruptcy Court for the purpose of enforcing its rights under this Agreement and the Purchase and Consignment Agreement, and Kmart agrees not to assert the Automatic Stay under 11 U.S.C. Section 362 as a basis for (1) preventing Cardinal from seeking relief from the Bankruptcy Court for the purpose of enforcing its rights under this Agreement and the Purchase and Consignment Agreement or (2) preventing Cardinal from exercising any and all remedies available to Cardinal under this Agreement, the Purchase and Consignment Agreement or applicable law.

17. Announcements. Except for disclosures required pursuant to applicable bankruptcy law or by order of the Bankruptcy Court presiding over the Chapter 11 Case or by any other state or federal court in any proceeding involving the Parties (or, if only one Party is a named party, the other Party has been given reasonable notice of such proceeding), neither party shall issue any press release or other public announcement, verbally or in writing, referring to the other party or any entity that controls, is controlled by or under common control with such party. Nothing herein shall limit the right of either party to issue a press release or public announcement if, in the opinion of such party's counsel, such press release or public announcement is required pursuant to state or federal securities laws, rules or regulations, or other applicable laws, in which case the party required to make the press release or public announcement shall use its

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
commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public announcement prior to issuing the press release or making the public announcement.

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
Kmart Corporation                           Cardinal*

By: __________________________              By: _________________________

Print Name: ___________________             Print Name: __________________

Title: _________________________            Title: ________________________

*The term "Cardinal" shall include the following affiliated companies: RedKey, Inc.; Cardinal Distribution, L.P., James W. Daly, Inc.; Whitmire Distribution Corporation; Cardinal Southeast, Inc.; Bindley Western Industries, Inc.; Bindley Western Industries II of Maine, Inc. and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.

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
SECTION 1 DISCLOSURE SCHEDULE

                                  SERVICE LEVEL

         Cardinal will exercise all reasonable efforts to provide Kmart with a Service Level on all Rx Products of [***]. The Service Level will be calculated [***] as follows: Cardinal will divide the total lines of Rx Products shipped to all of the Stores serviced by a Cardinal distribution center by the number of lines of Rx Products ordered by all such Stores. The following items shall be excluded from the Service Level calculation:

1.  Manufacturer back orders/temporary outs;

2. Items moving from non-stock to regularly stocked status, for a period of thirty days following such reclassification, and discontinued items;

3. Items moving from regularly stocked status to non-stocked status due to non-movement over a [***] day period, and items discontinued by the manufacturer;

4. Rx Products shipped within two (2) working days of initial order (including those filled by an affiliate of Cardinal), which will instead be counted as a line filled;

5. Items where Cardinal can demonstrate that a Store has failed to provide accurate usage figures for a given month;

6. Items where Kmart's historical demand over the preceding [***] is exceeded by [***]%;

7.  Shorted items ordered more than once within [***] days; and

8. Orders that were placed but not actually received by Cardinal due to electronic data interruption or failure beyond the reasonable control of Cardinal. Cardinal will keep and maintain a record of all electronic data interruptions that prevented the receipt of orders and will provide such information to Kmart to verify any service level problem Cardinal claims is related to the failure to receive orders.

    Non-stock is defined as less than [***] shipping units ordered per [***] per Cardinal distribution facility by any Cardinal distribution facility servicing a Store. Merchandise that is delivered with unacceptable dating and returned for full credit within [***] days, will not count as a line filled.

         Cardinal reserves the right to utilize alternative divisions as inventory backups for out-of-stock Rx Products in the primary ordering location.

         Cardinal may, in its discretion, contract with a secondary supplier to ship product to the Stores at no additional cost to Kmart. Cardinal will pay the secondary supplier for such product and Kmart will pay Cardinal an amount equal to the Cost of Goods as provided in this Agreement for such product when dispensed.

         Failure by a Cardinal distribution center to maintain an aggregate Service Level each [***] calculated in accordance with this section 1 Disclosure Schedule will entitle Kmart to a credit memo in an amount equal to [***] of the difference in dollar value between an aggregate Service Level of [***] and the actual aggregate Service Level [***] during such month. For example, if Kmart's purchases (net of credits, returns, late charges or other similar items) from [***] during [***] were [***], and the aggregate service level was [***], then the service credit would be $[***], calculated as follows: [***]. In addition to the foregoing service level credit, Kmart may provide Cardinal with a notice of material breach pursuant to section 20 for Cardinal's failure to meet its Service Level commitment. In such case, Cardinal may cure such breach by achieving a monthly Service Level of [***] during the Cure Period.

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
SECTION 5 DISCLOSURE SCHEDULE

Consigned Inventory Turns Schedule Example:

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
SECTION 7 DISCLOSURE SCHEDULE

Cost of Goods:

         (a) Cost of Goods. The Stores may purchase branded Rx Products and Repackaged Drug Products from Cardinal in an amount equal to CARDINAL'S COST [***]%. Kmart's purchase price for other Merchandise is as follows:

---------------------------------------------------------------------------
MERCHANDISE PURCHASED (EXCLUSIVE OF
SPECIALLY PRICED MERCHANDISE)                    COST PLUS/MINUS PERCENTAGE
---------------------------------------------------------------------------
[***] Vials                                      Current [***] minus [***]*
---------------------------------------------------------------------------
[***]                                            Cost [***]
---------------------------------------------------------------------------
[***]                                            Cost [***]
---------------------------------------------------------------------------

         *Because Cardinal does not control [***] pricing, if [***] compresses the price spread, then Cardinal will be entitled to reduce the discount on the [***] product line by the corresponding change from [***]. Cardinal will demonstrate in writing to Kmart that [***] compressed the price spread. For example, if [***] reduces its discount to Cardinal by [***], then Cardinal will reduce its discount to Kmart to [***]. If Kmart elects to purchase vials from any manufacturer other than [***], then Cardinal reserves the right to modify the discount percentage.

         The Parties acknowledge and agree that neither Party wishes for the pricing for branded Rx Products and Repackaged Drug Products to be disclosed or discovered by either Party's competitors. Due to the confidential nature of the pricing hereunder, the Cost of Goods will not be included in each Store's invoices for branded Rx Products and Repackaged Drug Products. Cardinal will provide Kmart's headquarters with a daily electronic pricing file that reflects a Cost of Goods equal to Cardinal's Cost [***]% on branded Rx Products and Repackaged Drug Products. Kmart will pay Cardinal the amount shown on the electronic pricing file. Kmart will provide the Stores, third party payors and any governmental agency, including but not limited to all Medicaid agencies, the FDA and the DEA, with accurate and complete information that reflects the actual pricing described in this Section 7 Disclosure Schedule as required, and will hold Cardinal harmless for Kmart's failure to do so. Nothing herein will be construed to prohibit either Party from disclosing the Cost of Goods as required by law.

         Kmart agrees that the Cost of Goods is materially affected by the total number of Stores (with Consigned Inventory) and the average volume of net purchases per Store (with Consigned Inventory). Therefore, if Kmart operates [***] Stores (with Consigned Inventory), then the Cost of Goods will be adjusted prospectively as follows:

---------------------------------------------------------------------------------
NUMBER OF STORES WITH CONSIGNED INVENTORY                           COST OF GOODS
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------
[***]                                                                   [***]%
---------------------------------------------------------------------------------

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
         If Kmart operates [***] Stores or less, or Kmart's average annual total purchase volume per Store under this Agreement is $[***] or less, Cardinal may modify the Cost of Goods as it deems reasonably necessary. Notwithstanding anything in this Agreement to the contrary, in no event may Kmart purchase less than all of its requirements of Rx Products from Cardinal, as specified in section 1.

         (b) Volume [***] Rebate. As long as Kmart has no past due amounts outstanding under this Agreement (which are not in good faith disputed by Kmart), Kmart will be eligible for the following [***] rebate based upon the [***] from Cardinal during the previous [***] (the "VOLUME [***] REBATE"):

-------------------------------------------------------------
              [***]                       VOLUME [***] REBATE
-------------------------------------------------------------
              [***]                              [***]%
-------------------------------------------------------------
              [***]                              [***]%
-------------------------------------------------------------
              [***]                              [***]%
-------------------------------------------------------------
              [***]                              [***]%
-------------------------------------------------------------
              [***]                              [***]%
-------------------------------------------------------------

         Cardinal will calculate Kmart's total net purchases each [***] (excluding those purchases by the Stores located in Puerto Rico), and divide such amount by [***] (excluding those Stores located in Puerto Rico). [***] will be determined by adding the number of [***]. The Volume [***] Rebate will be applied to Kmart's aggregate net purchases during the previous Contract Quarter, and will be paid [***]. For example, [***].

         The Volume [***] Rebate is a discount or other reduction in price" as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). Kmart will disclose the Volume [***] Rebate and any other "discounts or other reductions in price" received by Kmart from Cardinal under any state or federal program which provides cost or charge-based reimbursement to Kmart for the Merchandise purchased by Kmart from Cardinal or as otherwise requested by a government agency.

         (c) OTC Rebate.

         As long Kmart has no past due amounts outstanding under this Agreement (which are not in good faith disputed by Kmart), each [***], Cardinal will pay Kmart a volume rebate of [***]% of Kmart's net purchases of certain eligible Non-Rx Products (which will be calculated at [***], [***]) manufactured [***],[***], and [***] (the "OTC Rebate"). Cardinal will pay the OTC Rebate within [***] following the [***]. The OTC Rebate is a discount or other reduction in price" as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). Kmart will disclose this OTC Rebate and any other "discounts or other reductions in price" received by Kmart from Cardinal under any state or federal program which provides cost or charge-based reimbursement to Kmart for the Merchandise purchased by Kmart from Cardinal or as otherwise requested by a government agency. Any change in a manufacturer's rebate policy to Cardinal will result in a corresponding change of the OTC Rebate to Kmart.

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
         (d) Volume Discount. Cardinal agrees to provide Kmart with a payment equal to $[***] multiplied by a fraction the numerator of which will equal Kmart's purchases of [***] from the Effective Date through the end of the Term, and the denominator of which will equal $[***] (the "Volume Discount"). The Volume Discount will be paid within [***] following [***], to be applied first to amounts owed Cardinal, with any remaining balance to be paid to Kmart. No Volume Discount will be paid if this Agreement terminates prior to [***]; however, in the event that Cardinal terminates without cause, Kmart will be entitled to the Volume Discount as calculated above, within thirty (30) days following [***]. The Volume Discount is a "discount or other reduction in price" as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). Kmart will disclose the Volume Discount and any other "discounts or other reductions in price" received by Kmart from Cardinal under any state or federal program which provides cost or charge-based reimbursement to Kmart for the Merchandise purchased by Kmart from Cardinal or as otherwise requested by a government agency.

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
SECTION 9 DISCLOSURE SCHEDULE

[***] Rebate

         As long as Kmart has no past due amounts outstanding under this Agreement (which are not in good faith disputed by Kmart), Cardinal will pay to Kmart on a [***] basis a rebate of [***]% of Kmart's net purchases of [***] (the [***] Volume Rebate"). The [***] Volume Rebate will be paid within [***] days following the end of [***]. The [***] volume will be adjusted on a pro rata basis for [***] by Cardinal.

         The [***] Volume Rebate is a "discount or other reduction in price" as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). Kmart will disclose the [***] Volume Rebate and any other "discounts or other reductions in price" received by Kmart from Cardinal under any state or federal program which provides cost or charge-based reimbursement to Kmart for the Merchandise purchased by Kmart from Cardinal or as otherwise requested by a government agency.

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
SECTION 14 DISCLOSURE SCHEDULE

Upon the Effective Date, Kmart will participate in the Cardinal Generic Alliance on the following terms:

SAVINGS:

Kmart and Cardinal will [***] associated with volume discount or profit-sharing incentives resulting directly from Kmart purchases under the Generic Alliance [***]). Such volume discounts and profit-sharing incentives are "discounts or other reductions in price" as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). Kmart will disclose the volume discounts and profit-sharing incentives and any other "discounts or other reductions in price" received by Kmart from Cardinal under any state or federal program which provides cost or charge-based reimbursement to Kmart for the Merchandise purchased by Kmart from Cardinal or as otherwise requested by a government agency.

A LINE:

         The Parties have established an "A Line" item list ("A Line") of generic Merchandise which will be purchased by Kmart through the Generic Alliance. The A Line may be amended from time to time by Cardinal, in its reasonable discretion. In the event that any item on the A Line is not available for shipping when ordered by a Store, Cardinal will automatically substitute a generically equivalent item for the item ordered. Kmart will be billed the price of the A Line for the item substituted. Within [***] days following the end of each [***], Cardinal will calculate (a) the total number of sell units (such as a single bottle, a single box, a unit dose) of Merchandise on the A Line that Kmart ordered from Cardinal during such [***] multiplied by [***]%; and (b) the total number of sell units of Merchandise on the A Line that Kmart purchased from Cardinal during such [***] that were automatically substituted by Cardinal because the item on the A Line was not available for shipping when ordered by a Store (excluding Manual Overrides). [***]:

         [***]

         Cardinal will provide a report to Kmart on a quarterly basis indicating the autosubstitution rate during such quarter.

         In the event that a Store manually overrides the A Line automatic substitution process resulting in a more expensive item being dispensed ("Manual Overrides"), then Kmart will pay to Cardinal the [***]. Cardinal will provide Kmart with a report specifying the amount due each month. Kmart will have the right to audit such report within [***] days of receipt from Cardinal. Kmart will pay Cardinal [***] of receipt by Kmart from Cardinal of such report.

GENERAL TERMS:

         Kmart and Cardinal will use the identity of Kmart, its participation in the Generic Alliance, and other information regarding Kmart ("Generic Purchasing Data") to jointly negotiate discounts for the Generic Alliance from suppliers on the purchase of generic Merchandise.

         As of the Effective Date (a) Kmart will [***], and (b) Kmart agrees to [***]. Both Parties acknowledge and agree that these commitments are integral elements of this Agreement. On and after the Effective Date, the Generic Alliance will be in a primary position with autosubstitution with respect to all of the Stores' purchases of generic Merchandise. Further, Kmart will immediately terminate all Manufacturer Contracts for generic Merchandise. With respect to inventory that Cardinal purchased to accommodate Kmart's previous purchases of generic Rx Products pursuant to direct contracts between Kmart and various manufacturers, Cardinal, in its sole discretion, will manage the transition from such contracts back to items on the Generic Alliance, and in no event will Cardinal pay, or be required to pay Kmart any amounts in connection with such transition, including but not limited to the [***].

         For the purpose of Cardinal supplying Generic Alliance suppliers with data regarding purchases of generic Merchandise from Cardinal, all Kmart Stores will be loaded into a separate Generic Alliance contract. Such contract will contain exclusively Kmart data. Such contract numbers and data will be disclosed to Kmart upon reasonable request.

         [***], Kmart may attempt to negotiate with generic suppliers to improve the contract cost for an item of generic Merchandise on the Generic Alliance for all Generic Alliance members. [***]. Any information that is not communicated to Cardinal in writing will not be considered by Cardinal in making its determination whether to amend the A Line, as further described below. [***]. Notwithstanding anything herein to the contrary, in no event may Kmart purchase any generic Merchandise outside of the Generic Alliance or through any source other than Cardinal.

         [***] the Parties acknowledge that Cardinal selects the suppliers participating in the Generic Alliance formulary on behalf of the Generic Alliance members. Notification of awards will be made in conjunction with Kmart and the other Generic Alliance members, as appropriate.

         In the discussions between Cardinal and Kmart regarding the Generic Alliance, representatives of the Parties will disclose to the other, either orally or in writing, certain proprietary information that will be helpful in evaluating such business opportunity. As used herein, the term "Confidential Generic Information" includes all such proprietary information furnished by the Parties or any of their respective representatives to the other Party or its representatives. Confidential Generic Information includes, but is not limited to, the type of information provided in the Generic Purchasing Data and any analyses, compilations, studies and other materials prepared by either Party which contain or are based in whole or in part on any proprietary information. Confidential Generic Information does not include, however, information which:
(a) is or becomes generally available to the public other than as a result of disclosure by the other Party or its representatives; or (b) at the time of disclosure to one Party by the other was already known by the former; or (c) becomes available to the other Party on a nonconfidential basis from a source that is entitled to disclose it on a nonconfidential basis.

         The Parties agree that any Confidential Generic Information either Party receives will be used solely for the purpose of establishing and administering the Generic Alliance. The Parties also agree that during Cardinal's and Kmart's joint discussions with suppliers concerning the purchase of generic Merchandise, Cardinal and Kmart may disclose to such suppliers some or all of the Generic Purchasing Data, as well as the identity of the other parties participating in the Generic Alliance. Except for such disclosure to suppliers or disclosure required by law, the Parties each agree to not disclose any Confidential Generic Information concerning the other to any third party without the consent of the other; provided, however, that prior to making any legally required disclosure, the Party proposing to make the disclosure will give the other Party as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances. Confidential Generic Information may be disclosed by the Parties to their respective representatives who need to receive it for purposes of evaluating the Generic Alliance and who are advised of the contents of this Agreement. Cardinal agrees that it will not disclose Kmart's Confidential Generic Information to any of Cardinal's other customers or prospective customers, except in an aggregate format that does not identify information as relating to individual customers.

[***] GUARANTEE:

         Cardinal agrees that at no time during the term of this Agreement, will the [***]. Not more than twice in any Contract Year, and following 30 days advance written notice to Cardinal, Kmart may audit Cardinal's records relating to [***] to verify Cardinal's compliance with this paragraph, provided that Kmart may only review such records through an employee of an independent certified public accounting firm (that is not engaged by Cardinal or Kmart). Such employee will execute a confidentiality agreement prior to beginning the review. Such accounting firm may confirm to Kmart that Cardinal has (or has not) complied with this paragraph, but may not (and will not) disclose to Kmart any information reviewed in connection with the audit. If such accounting firm determines that Cardinal has not complied with this paragraph, [***]. The Parties will equally share the accounting firm's fee for such audit. Section 22 is not applicable to this [***] section.

         The [***] will be equal to the following: The difference between [***] during the 12 months immediately preceding the Effective Date and [***] during the applicable Contract Year, multiplied by [***] through the Generic Alliance. For example, if [***] as of the Effective Date is [***]%, and during the first Contract Year, [***] was [***]% due to [***], and [***] million, then [***] would pay [***] $[***] [***]% times $[***] million).

         Any excess will be paid within 45 days following the end of each Contract Year. Kmart's sole and exclusive remedy for Cardinal's failure to comply with this paragraph is [***].

SECTION 16 DISCLOSURE SCHEDULE

         The Non-Consigned and Consigned Inventory Return Goods Policies are amended to provide that the Normal Credit Amounts will be based upon the original amount paid by Buyer.

         The Parties further acknowledge that if Merchandise was [***] (as defined in the Non-Consigned and Consigned Inventory Return Goods Policies), [***] is entitled to [***] from the applicable invoice date. This process is [***] exclusive remedy for [***] to ship product [***].

ONE-TIME CLEAN UP

The following is added to the Consigned Inventory Return Goods Policy in accordance with the following conditions:

1.  Schedule II drugs are excluded.

2. Repackaged Merchandise can be returned as long as it has a minimum of [***] months of dating remaining.

3. Merchandise must be returned to the respective Cardinal distribution center from which it was purchased.

4. Returns may not exceed [***]% of the prior twelve (12) month's Qualified Purchases.

5. The return will be conducted during a [***] business day period within [***] days following the Effective Date, Kmart may return Consigned Inventory in merchantable condition to Cardinal for a [***]% restocking fee.

SECTION 20 DISCLOSURE SCHEDULE

The parties acknowledge and agree that as a result of the reduced Cost of Goods pursuant to this Second Amendment, the value of the Consigned Inventory to which a Cost of Goods of [***]% applies will be reduced by [***]% (the difference between the Cost of Goods as of the Effective Date (Cardinal's Cost [***]%) and the Cost of Goods prior to the Effective Date (Cardinal's Cost [***]%)) multiplied by the inventory balance of such Consigned Inventory on the first Wednesday following the Effective Date (the "Inventory Write-Down"). Cardinal will calculate and notify Kmart of the Inventory Write-Down by the end of the first full month following the Effective Date, and will provide Kmart with a good faith estimate of the Inventory Write-Down on or before execution of this Second Amendment.

If this Agreement terminates for any reason prior to [***] from the Effective Date, other than because of Cardinal's termination of this Agreement without cause, Kmart will pay to Cardinal within thirty (30) days of termination the [***] proportion to the [***] until [***] from the Effective Date. For example, if the first Contract Year begins on [***] and this Agreement terminates on [***], and the Inventory Write-Down was $[***] million, Kmart would repay Cardinal $[***] ([***] remaining X $[***] ($[***] million divided by [***]) per month = $[***]). In addition, partial months will be prorated appropriately.

Kmart agrees and acknowledges that the foregoing payment has been negotiated in good faith and is not intended to be a penalty. Further, Kmart acknowledges and agrees that Cardinal has entered into this Second Amendment based upon the presumption that the Inventory Write-Down will be [***] beginning on the Effective Date. This payment will be made to Cardinal on or before termination of this Agreement.

Upon termination or expiration of this Agreement, Kmart will purchase from Cardinal all Merchandise that Cardinal stocks specifically for Kmart including but not limited to private label Non-Rx Product, customized pharmacy stickers and bags, and Kmart labeled prescription bottle and vial caps.

23